Putnam
                                    Diversified
                                    Income
                                    Trust

ANNUAL REPORT
September 30, 1995



                           (Graphic--Balance Scales)

              B O S T O N (bullet) L O N D O N (bullet) T O K Y O

Performance highlights


> Morningstar, Inc., an independent rating agency, gave Putnam Diversified
  Income Trust's class A shares its highest rating of five stars for overall performance as of September 30, 1995. This put the fund in the top 10% of all 642 fixed-income funds rated.



> "Here's an overlooked bond market fact: Returns this year are shaping up to be the third best in modern times. Bond investors already are ahead about 13% since January and will reap nearly an 18% gain if the upward trend continues at its current pace."
  --The Wall Street Journal, October 9, 1995



FISCAL 1995 RESULTS AT A GLANCE


                                           Class A          Class B           Class M
Total return:                           NAV      POP      NAV     CDSC     NAV      POP
 ................................................................................................
(change in value during
period plus reinvested
distributions)
12 months ended
9/30/95                                11.89%    6.58%   11.01%   6.01%
Life of Class M                           --       --       --      --    12.90%     9.24%
                                              Class A          Class B             Class M
Share value:                             NAV      POP      NAV              NAV       POP
 ................................................................................................
9/30/94                              $ 11.64   $12.22   $11.61             --          --
12/1/94 (inception of class M shares)                                    $11.34    $11.72
9/30/95                                11.99    12.59    11.95            11.97     12.37
Distributions:                         No.     Income      Return of capital(1)     Total
 ................................................................................................
Class A                                   12   $0.799            0.161         $0.960
Class B                                   12    0.726            0.147         0.873
Class M                                   10    0.650            0.131         0.781
Current return:                          NAV      POP      NAV              NAV       POP
 ................................................................................................
End of period
Current dividend rate(2)                8.01%    7.63%    7.33%            7.82%     7.57%
Current 30-day
SEC yield(3)                            7.31     6.96     6.55             6.50      6.28


Performance data above represent past results and are not indicative of future performance. For performance over longer periods, see pages 9 through
11. POP assumes 4.75% maximum sales charge for class A and 3.25% for class M shares. CDSC assumes 5% maximum contingent deferred sales charge. (1)For more information regarding return of capital see page 38.
(2)Income portion of most recent distribution, annualized and divided by NAV or POP at end of period. (3)Based only on investment income, calculated using SEC guidelines.



* Morningstar rates a fund relative to other funds with similar investment objectives based on the fund's 3- and 5-year average annual returns and adjusted for risk factors and sales charges. Ratings are updated monthly. For the 3-year period, there were 642 funds in the fixed-income category and the fund's class A shares received 4 stars (top 32.5%). For the 5-year period, there were 392 funds in the category and the fund's class A shares received 5 stars (top 10%). Past performance is not indicative of future results and will vary for other classes.

From the Chairman

(Photo of George Putnam)
(c) Karsh, Ottawa

Dear Shareholder:


The skill of managing a fund with weightings in international, high-yield, and U.S. government securities lies not just in continually shifting heaviest emphasis to the more promising sectors, but in regularly working to achieve the best possible performance in each individual sector.


Putnam Diversified Income Trust's management successfully met the challenge during the fiscal year that ended September 30, 1995. The fund's positive results across the board came as welcome relief after 1994's worldwide drought in the fixed-income markets.


The pursuit of opportunities for maximizing both capital appreciation and income in the U.S. government sector and a more defensive stance in high-yield bonds paid off in fiscal 1995. We believe it has also succeeded in positioning the fund well as it begins its new fiscal year.


In the report that follows, your fund's management team provides more detail about performance to date and prospects for the months ahead.

Respectfully yours,


George Putnam
Chairman of the Trustees
November 15, 1995

Report from the Fund Managers
Jennifer E. Leichter, lead manager
D. William Kohli
Michael Martino
Neil J. Powers
Mark J. Siegel

The handsome double-digit returns posted by Putnam Diversified Income Trust's class A and class B shares at the close of the fiscal year on September 30, 1995, validate the view we consistently encourage all Putnam fund investors to take -- that investment success requires time, not timing.


The sustained interest rate increases that rattled financial markets during the fund's fiscal 1994 gave way to increasingly favorable market conditions as fiscal 1995 progressed. The fund's high-yield and U.S. government sectors posted the strongest results throughout the past 12 months, while the international segment played catch-up following a disappointing currency strategy in the first half of the fiscal year.



We scaled back the fund's high-yield exposure from 41% of net assets at fiscal 1994 year's end to roughly 33% by March -- and increased the fund's U.S. government weighting. We did so believing the high-yield market had reached fair value, while U.S. government bonds showed further appreciation potential. We remained neutral on international bonds, maintaining a sector weighting of roughly 28% of net assets throughout the period.



> LONG DURATION A KEY FOCUS IN U.S. GOVERNMENT SEGMENT



Our strategy for the fund's U.S. government portfolio sector, or "sleeve," throughout the period was to take advantage of the strong performance of both government securities and mortgage- backed issues with a focus on longer duration. Duration, as you may know, is a measure of sensitivity to interest rate changes. A portfolio with a longer duration will appreciate substantially if interest rates decline.

Very early in the fiscal year, intermediate-term Treasury securities composed the bulk of the U.S. government segment. This concentration proved rewarding as investors regained confidence in the Federal Reserve Board's inflation-fighting ability and reentered the market. Intermediates held particular appeal, appreciating more than 4% in the first quarter of calendar 1995 alone.*


By fiscal 1995's midpoint, however, we had begun shifting away from intermediate securities in favor of longer-term Treasury bonds. This positioning was due to our belief that the market would begin to factor a slowing economy into the pricing structure of bonds. As the economy slowed, the Treasury rally gained further momentum. Finally, to head off further economic malaise, the Fed -- as we had anticipated -- cut short-term interest rates in July. Thanks to the sleeve's longer duration and emphasis on longer-term Treasury bonds, the fund was able to benefit.


Holdings in the mortgage-backed securities market also proved advantageous for the fund. We kept a watchful eye on the effect prepayment fears had on prices, trading in and out of discount- coupon mortgages as fears waxed and waned. When we perceived worries were not justified and the prices became too compelling to ignore, we bought. When prepayment concerns diminished and demand began to increase, we sold holdings at a profit.

*As measured by the Lehman Intermediate Government Bond Index.


TOP 10 COUNTRY ALLOCATIONS*

(international sector)

       Germany        5.56%
        France        4.79%
         Italy        3.19%
United Kingdom        2.65%
   Netherlands        2.37%
        Canada        2.35%
         Spain        1.38%
        Mexico        1.04%
     Agrentina        0.76%
        Brazil        0.55%

*Based on total net assets as of 9/30/95. Allocations will vary over time.

> BOND SELECTION FAVORED OVER CURRENCY STRATEGIES IN INTERNATIONAL ARENA

Although we eliminated the fund's defensive currency hedges in March because of the dollar's dramatic, unexpected decline -- their legacy affected the international sector's performance potential throughout the fiscal year. Our country positioning and duration strategy, however, proved on target.

In the first half, when real yields around the world were high relative to historic levels, we maintained a fairly long duration by investing in longer-term bonds within core markets like Germany, Japan, the Netherlands, and the United Kingdom. As real yields then began to decline -- and bond prices appreciated -- we selectively sold core European market positions and drastically reduced Japanese holdings in favor of higher yielding markets like Italy, Sweden, and Spain. By midsummer, the strength of these peripheral markets and rallies throughout Europe helped boost performance.


Recently, we have emphasized intermediate-term securities, believing the near-term performance potential of longer-term bonds is no longer attractive enough to offset their inherent risks. Additionally, we have cautiously reintroduced currency hedging strategies against several currencies, which have since helped protect the value of the fund's foreign holdings as a number of European currencies declined against the U.S. dollar. A hedge is a currency strategy designed to lock in specific exchange rates.


Emerging market securities comprised roughly 3% of the fund's overall portfolio. During periods when core markets produced lackluster results, the emerging market holdings helped buoy performance.

> STRONG CORPORATE PROFITS KEPT HIGH YIELDS FLYING HIGH

Improving credit situations and sustained corporate profitability kept high-yield bonds -- and the sector of your fund which invests in them -- performing well during fiscal 1995, despite economic slowing and recent concerns about the possibility of weak corporate earnings. A shortage of new-issue supply earlier in the period also helped boost the sleeve's performance, as investors were forced to compete for bonds in the secondary market, driving prices up.

TOP THREE HOLDINGS PER SECTOR


  High-yield bonds                        Market value     Percentage
 .........................................................................
 OSI Specialties Corp. zero%, 2004      $ 26,691,000           .78
 .........................................................................
 Midland Funding Corp.
  11-3/4s, 2005                           25,475,200           .75
 .........................................................................
 PSF Finance (L.P.)
  12-1/4s, 2004                           21,924,688           .64
 .........................................................................
 foreign bonds
 .........................................................................
 France Treasury Bill                     82,581,566           2.42
 .........................................................................
 France (Government of) bonds             80,632,709           2.37
 .........................................................................
 Netherlands (Government of)
bonds(1)                                  80,588,797           2.37
 .........................................................................
 u.s. government obligations
 .........................................................................
 U.S. Treasury Notes
  6-1/2, May 15, 2005                    298,927,179           8.77
 .........................................................................
 U.S. Treasury Bonds
  6-7/8s, August 15, 2005                251,330,814           7.38
 .........................................................................
 Federal National Mortgage Association
  71/2s, with various due dates   to                           5.28
  July 1, 2025                           179,884,886


(1)Based on net asset as of 9/30/95. Portfolio holdings will vary over time.



A number of industries in which the fund has holdings sustained positive results, including health care, paper, chemicals, telecommunications, cable, and broadcasting. In general, we maintained a dual focus, investing in bonds at the higher end of the below-investment grade spectrum, and in select lower-quality bonds.



Merger and acquisition activity, as well as initial public offerings of stock, remained strong throughout the period. This trend provided the opportunity for credit upgrades -- and price appreciation -- in many of the fund's high-yield holdings. For example, OSI Specialties Corp., one of the fund's largest chemical holdings, was purchased by Witco, a broad-based petroleum and chemical manufacturer whose long-term debt is rated A by S&P. As a result, OSI received an immediate upgrade. Continental Medical and Healthtrust are other examples of holdings that benefited.

> THE ECONOMY SEEMS TO HAVE LANDED -- SOFTLY


It appears that the desired soft-landing scenario has actually materialized. Going forward, we anticipate a continuation of global disinflation. World economic growth seems to be moderating and real yields have begun to decline. Combined, these factors bode well for bond performance over the long term. In the high-yield sector, we anticipate emphasizing issues in industries that have historically performed well in the later stages of the business cycle, while in the U.S. government segment we are looking to maintain a relatively long duration. We will keep a watchful eye on currencies and foreign markets and consider reentering certain peripheral European markets once valuations become more reasonable.



The views expressed in this report are exclusively those of Putnam Management and are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/95, there is no guarantee the fund will continue to hold these securities in the future.



Investments in non-U.S. securities may be subject to certain risks such as currency fluctuations and political developments.



The lower ratings of high-yield debt securities reflect a greater possibility that adverse changes in an issuer's business or financial condition, or in general economic conditions, may impair the issuer's ability to pay principal and interest on the securities.



Although the U.S. government guarantees the timely payment of principal and interest on U.S. government and agency obligations in the fund's portfolio, the value of the fund shares is not guaranteed and will fluctuate.

Performance summary

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund.



Performance should always be considered in light of a fund's investment strategy. Putnam Diversified Income Trust is designed for investors seeking high current income consistent with capital preservation through U.S. government, high-yield and international fixed-income securities.



TOTAL RETURN FOR PERIODS ENDED 9/30/95


                        Class A          Class B          Class M
                      NAV     POP      NAV     CDSC     NAV     POP
 --------------------------------------------------------------------
1 year               11.89%   6.58%   11.01%   6.01%      --      --
 --------------------------------------------------------------------
5 years              79.04   70.60      --      --       --       --
Annual average       12.35   11.27      --      --       --       --
 --------------------------------------------------------------------
Life of class A      94.14   84.96      --      --       --       --
Annual average        9.96    9.20      --      --       --       --
 --------------------------------------------------------------------
Life of class B         --      --    17.07   14.20      --       --
Annual average          --      --     6.30    5.28       --      --
 --------------------------------------------------------------------
Life of class M        --      --       --       --    12.90%   9.24%
 --------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED
9/30/95

                                               Salomon Bros.
                             Lehman Bros.         Non-U.S.        First Boston      Consumer
                               Aggregate        World Govt.        High Yield        Price
                              Bond Index         Bond Index           Index          Index
 --------------------------------------------------------------------------------------------
1 year                           14.06%             17.79%            14.05%          2.54%
 --------------------------------------------------------------------------------------------
5 years                          58.48              89.62            125.14          15.45
Annual average                    9.65              13.65             17.63           2.91
 --------------------------------------------------------------------------------------------
Life of class A
(10/3/88)                        89.67             110.56            116.51          27.88
Annual average                    9.58              11.23             11.67           3.58
 --------------------------------------------------------------------------------------------
Life of class B (3/1/93)         16.75              38.23             28.25           7.06
Annual average                    6.18              13.35             10.10           2.68
 --------------------------------------------------------------------------------------------
Life of class M
(12/1/94)                        14.42              17.18             15.31           2.34
 --------------------------------------------------------------------------------------------



Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1990. The fund began operations on 10/3/88, offering shares now known as class A. Class B shares have been offered since 3/1/93, and class M shares since 12/1/94. Performance data represent past results and will differ for each share class. Investment returns and net asset value will fluctuate so an investor's shares, when sold, may be worth more or less than their original cost.

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000
investment since inception 10/3/88

Lehman Bros. Aggregate Bond Index

First Boston High Yield Index

Fund at POP

(PLOTS POINT FOR LINE CHART)

GROWTH OF A  $10,000 INVESTMENT

10/3/88 9525    10000   10000   10000
9/30/89 10129   11126   10555   10257
9/30/90 10331   11968   9617    11104
9/30/91 12544   13882   13170   12731
9/30/92 14786   15624   15864   15724
9/30/93 16686   17183   18352   16930
9/30/94 16530   16629   18983   17876
9/30/95 18496   18967   21651   21056

Past performance is no assurance of future results. A $10,000 investment in the funds class B shares at inception on 3/1/93 would have been valued at $11,707 on 9/30/95 ($11,420 with a redemption at the end of the period). A $10,000 investment in the funds class M shares at commencement of operations on 12/1/94 would have been valued at $11,290 at net asset value on 9/30/95 ($10,924 at public offering price).

(End line chart)


  Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at commencement of operations on 3/1/93 would have been valued at $11,707 on 9/30/95 ($11,420 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at commencement of operations on 12/1/94 would have been valued at $11,290 at net asset value on 9/30/95 ($10,924 at public offering price).




TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.



COMPARATIVE BENCHMARKS



Lehman Brothers Aggregate Bond Index is an unmanaged index consisting of securities from Lehman Brothers Government/Corporate Bond Index,
Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.



Salomon Brothers Non-U.S. World Government Bond Index* is a market capitalization-weighted benchmark that tracks the performance of the government bond markets tracked by the Salomon Brothers World Government Bond Index, excluding the United States.



First Boston High Yield Index* is an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds. It includes over 180 issues with an average maturity range of 7 to 10 years.


Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ.

  Report of independent accountants
  For the year ended September 30, 1995


To the Trustees and Shareholders of Putnam Diversified Income Trust


We have audited the accompanying statement of assets and liabilities of Putnam Diversified Income Trust, including the portfolio of investments owned, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Diversified Income Trust as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                                      Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 14, 1995

Portfolio of investments owned
September 30, 1995

 U.S. GOVERNMENT AND AGENCY OBLIGATIONS (38.8%)*
PRINCIPAL AMOUNT                                                                     VALUE
                 Federal National Mortgage Association
$178,767,587      7-1/2s, with various due dates to July 1, 2025            $  179,969,736
 113,025,981      7s, with various due dates to August 1, 2025                 111,387,520
                 Government National Mortgage Association
  29,166,903     8s, with various due dates to August 15, 2025                  30,007,112
  77,008,000      7-1/2s, TBA, October 14, 2025+++                              77,778,080
  42,614,886      7-1/2s, with various due dates to December 1, 2005            43,041,034
 161,766,034      7s, with various due dates to July 15, 2025                  159,946,167
  93,493,000      6-1/2s, TBA, October 14, 2025+++                              90,220,745
  52,975,000     U.S. Treasury Bonds 10-3/4s, May 15, 2003                      67,485,382
 239,185,000     U.S. Treasury Bonds 6-7/8, August 15, 2005                    251,330,814
  10,060,000     U.S. Treasury Notes 6-1/2s, August 15, 2005                    10,306,772
 292,215,000     U.S. Treasury Notes 6-1/2s, May 15, 2005                      298,927,179
------------------------------------------------------------------------------------------
                 Total U.S. Government and Agency Obligations
                  (cost $1,303,805,859)                                     $1,320,400,541
------------------------------------------------------------------------------------------

 CORPORATE BONDS AND NOTES (29.9%)*
PRINCIPAL AMOUNT                                                                     VALUE
Advertising (0.5%)
------------------------------------------------------------------------------------------
$ 3,000,000      Outdoor Systems, Inc. sr. notes 10-3/4s, 2003                $ 2,895,000
  7,740,000      Universal Outdoor, Inc. sub. deb. 11s, 2003                    7,585,200
 10,950,000      Universal Outdoor, Inc. sr. notes stepped-coupon zero % (14s,
                  7/1/99), 2004++                                               6,817,470
                                                                               ------------
                                                                               17,297,670
Aerospace and Defense (0.5%)
------------------------------------------------------------------------------------------
  2,850,000      Alliant Techsystems, Inc. sr. sub. notes 11-3/4s, 2003         3,092,250
  3,750,000      BE Aerospace sr. notes, 9-3/4s, 2003                           3,768,750
  2,250,000      K&F Industries Inc. sub. deb. 13-3/4s, 2001                    2,334,375
  1,500,000      MacAndrews & Forbes Group, Inc. deb. 12-1/4s, 1996             1,507,500
  2,300,000      MacAndrews & Forbes Holdings, Inc. sub. deb. notes 13s, 1999   2,300,000
  2,800,000      UNC, Inc. sr. notes 9-1/8s, 2003                               2,758,000
                                                                               ------------
                                                                               15,760,875
Agriculture (1.4%)
------------------------------------------------------------------------------------------
  5,821,000      PMI Holdings Corp. Ser. B, sub. disc. deb. stepped-coupon
                  zero % (11-1/2s, 9/1/00), 2005++                              3,026,920
 21,250,000      PSF Finance (L.P.) sr. exch. notes 12-1/4s, 2004              21,924,688
 10,271,900      PSF Finance (L.P.) sr. notes 12s, 2000                        10,708,456
 13,436,000      PSF Finance (L.P.) sr. disc. notes stepped-coupon zero % (12s,
                  9/15/96), 2003++                                             11,722,910
                                                                               ------------
                                                                               47,382,974

 CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                    VALUE
Aluminum (0.4%)
------------------------------------------------------------------------------------------
$13,735,000      Kaiser Aluminum & Chemical Corp. sr. sub. notes 12-3/4s,
                  2003                                                       $ 14,868,138
Apparel (--%)
  1,500,000      Guess Jeans, Inc. 144A sr. sub. notes 10s, 2003                1,466,250
------------------------------------------------------------------------------------------
Automobiles (--%)
  1,657,000      P.T. Astra International bonds 9-3/4s, 2001(Indonesia)         1,694,283
------------------------------------------------------------------------------------------
Automotive (0.5%)
------------------------------------------------------------------------------------------
  2,450,000      Aftermarket Technology corp. sr. sub. notes 12s, 2004          2,578,625
  7,375,000      Exide Corp. 144A sr. notes 10s, 2005                           7,780,625
  7,025,000      Key Plastics Corp. sr. notes 14s, 1999                         7,376,250
                                                                               ------------
                                                                               17,735,500
Banks (0.1%)
------------------------------------------------------------------------------------------
  2,500,000      Banco del Sud S.A. sr. unsub. med. term notes 10-1/8s, 1997
                  (Argentina)                                                   2,368,750
  2,600,000      First Federal Financial Corp. notes 11-3/4s, 2004              2,600,000
                                                                               ------------
                                                                                4,968,750
Basic Industrial Products (0.1%)
------------------------------------------------------------------------------------------
  5,750,000      Inter-City Products sr. notes 9-3/4s, 2000                     4,916,250

Broadcasting (1.7%)
------------------------------------------------------------------------------------------
  2,750,000      Affinity Group sr. sub. notes 11-1/2s, 2003                    2,763,750
  6,730,000      Commodore Media, Inc. sr. sub. notes stepped-coupon 7-1/2s
                  (13-1/4s, 5/1/98), 2003++                                     6,023,350
  3,645,000      Echostar Communications sr. disc. notes stepped-coupon zero
                  % (12-7/8s, 6/1/99), 2004++                                   1,713,150
  4,150,000      New City Broadcasting Corp. sr. sub. notes 11-3/8s, 2003       4,046,250
  3,950,000      Outlet Broadcasting, Inc. sr. sub. notes 10-7/8s, 2003         4,305,500
  8,200,000      Panamsat (L.P.) sr. sub. notes stepped-coupon zero % (11-3/8s,
                  8/1/98), 2003++                                               6,396,000
  7,250,000      Paxson Communications Corp. 144A sr. sub. notes 11-5/8s, 2002   7,105,000
  7,237,000      Petracom Hldgs. notes stepped-coupon zero %
                  (17-1/2s, 8/1/98), 2003++                                     4,604,541
  8,770,000      SFX Broadcasting, Inc. sr. sub. notes 11-3/8s, 2000            9,142,725
  3,800,000      Sinclair Broadcasting Group sr. sub. notes 10s, 2005           3,866,500
  8,615,847      Telemedia Broadcasting Corp. 144A notes stepped- coupon 6.4s
                  (16s, 6/15/99), 2004++                                        7,754,262
                                                                               ------------
                                                                               57,721,028
Building and Construction (1.1%)
------------------------------------------------------------------------------------------
  4,350,000      Miles Homes Services sr. notes 12s, 2001                       3,262,500
 14,700,000      Presley Co. sr. notes 12-1/2s, 2001                           12,274,500
  8,000,000      Schuller International Corp. sr. notes 10-7/8s, 2004           8,800,000
  7,925,000      Scotsman Group, Inc. sr. secd. notes 9-1/2s, 2000              7,905,188
  1,000,000      Webb (DEL E.) Corp. sr. notes 10-7/8s, 2000                    1,025,000
  5,975,000      Webb (DEL E.) Corp. sr. sub. deb. 9s, 2006                     5,541,813
                                                                               ------------
                                                                               38,809,001




CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                    VALUE
Building Products (0.1%)
------------------------------------------------------------------------------------------
$ 1,000,000      American Standard, Inc. sr. deb. 11-3/8s, 2004              $  1,100,000
  3,500,000      American Standard, Inc. deb. 9-1/4s, 2016                      3,605,000
                                                                               ------------
                                                                                4,705,000
Business Services (0.1%)
------------------------------------------------------------------------------------------
  4,800,000      Corporate Express, Inc. Ser. B, sr. sub. notes 9-1/8s, 2004    4,752,000

Cable Television (1.6%)
------------------------------------------------------------------------------------------
  1,250,000      Adelphia Communications Corp. sr. notes 12-1/2s, 2002          1,253,125
 17,942,365      Adelphia Communications Corp. sr. notes 9-1/2s, 2004##        15,071,587
  1,750,000      CF Cable TV, Inc. sr. notes 11-5/8s, 2005 (Canada)             1,890,000
  3,050,000      CF Cable TV, Inc. sr. notes 9-1/8s, 2007 (Canada)              3,080,500
  4,250,000      Cablevision Industries Corp. sub. deb. 9-1/4s, 2008            4,515,625
 10,850,000      Continental Cablevision, Inc. sr. deb. 9-1/2s, 2013           11,229,750
  1,325,000      Continental Cablevision, Inc. sr. deb. 9s, 2008                1,354,813
  4,189,344      Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003##         3,937,983
 11,400,000      Insight Communications Co. sr. sub. notes stepped-coupon
                  8-1/4s (11-1/4s, 2/29/96), 2000++                            11,514,000
                                                                               ------------
                                                                               53,847,383
Cellular Communications (1.8%)
------------------------------------------------------------------------------------------
  1,990,000      Call-Net Enterprises sr. disc. notes stepped-coupon
                  zero % (13-1/4s, 12/1/99), 2004++                             1,283,550
  7,475,000      Cellular, Inc. sr. sub. disc. notes stepped-coupon zero %
                  (11-3/4s, 9/1/98), 2003++                                     5,755,750
  5,910,000      Cencall Communications Corp. sr. disc. notes stepped- coupon
                  zero % (10-1/8s, 1/15/99), 2004++                             3,058,425
  6,000,000      Centennial Cellular Corp. sr. notes 8-7/8s, 2001               5,730,000
 11,000,000      Comcast Cellular Corp. Ser. B, sr. participating notes, zero
                  %, 2000                                                       8,415,000
  2,350,000      Commnet Cellular Inc. sub. notes 11-1/4s, 2005                 2,432,250
 21,500,000      Dial Call Communications, Inc. sr. disc. notes stepped-coupon
                  zero % (12-1/4s, 4/15/99), 2004++                            11,341,250
  7,400,000      Horizon Cellular Telephone Co. Ser. B, sr. sub. disc. notes
                  stepped-coupon zero % (11-3/8s, 10/1/97), 2000++              6,216,000
  2,750,000      NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                  zero % (9-3/4s, 2/15/99), 2004++                              1,354,375
  5,450,000      NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                  zero % (11-1/2s, 9/1/98), 2003++                              3,079,250
 14,435,000      Pricellular Wireless Ser. B, sr. disc. notes stepped-coupon
                  zero % (14s, 11/15/97), 2001++                               12,017,138
                                                                               ------------
                                                                               60,682,988
Chemicals (0.6%)
------------------------------------------------------------------------------------------
    750,000      Acetex Corp. 144A sr. notes 9-3/4s, 2003                         756,563
  3,075,000      Carlisle Plastics Inc. sr. notes 10-1/4s, 1997                 3,075,000
 14,250,000      G-I Holdings, Inc. Ser. B, sr. disc. notes zero %, 1998       10,331,250
  3,250,000      Harris Chemical Corp. sr. sub. notes 10 3/4s, 2003             2,738,125
  5,050,000      Harris Chemical Corp. sr. secd. disc. notes stepped-coupon
                  zero % (10-1/4s, 1/15/96), 2001++                             4,469,250
                                                                               ------------
                                                                               21,370,188




CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                     VALUE
Computer Equipment (0.3%)
------------------------------------------------------------------------------------------
$ 9,450,000      Computervision Corp. sr. sub. notes 11-3/8s, 1999           $  9,639,000

Conglomerates (0.3%)
------------------------------------------------------------------------------------------
  2,625,000      Haynes International, Inc. sr. sub. notes 13-1/2s, 1999        1,758,750
  6,900,000      Talley Industries, Inc. sr. disc. deb. stepped-coupon
                  zero % (12-1/4s, 10/15/98), 2005++                            4,968,000
  2,150,000      Valcor, Inc. sr. notes 9-5/8s, 2003                            1,999,500
                                                                               -----------
                                                                                8,726,250
Consumer Services (0.1%)
------------------------------------------------------------------------------------------
    750,000      Solon Automated Services, Inc. sr. sub. deb. 13-3/4s, 2002       750,000
  3,750,000      Solon Automated Services, Inc. notes 12-3/4s, 2001             3,750,000
                                                                               ------------
                                                                                4,500,000
Containers (0.5%)
------------------------------------------------------------------------------------------
 10,000,000      Ivex Holdings Corp. sr. disc. deb. stepped-coupon zero %
                  (13-1/4s, 3/15/00), 2005++                                    5,800,000
  9,000,000      Ivex Packaging Corp. sr. sub. notes 12-1/2s, 2002              9,765,000
  1,525,000      United States Can Co. sr. sub. notes 13-1/2s, 2002             1,673,688
                                                                               ------------
                                                                               17,238,688
Electric Utilities (1.9%)
------------------------------------------------------------------------------------------
  6,800,000      Cleveland Electric Illuminating Co. Ser. B, 1st mtge. 9-1/2s,
                  2005                                                          6,809,520
 18,300,000      First PV Funding deb. 10.15s, 2016                            18,300,000
  6,250,000      Long Island Lighting Co. deb. 9s, 2022                         6,342,625
 24,320,000      Midland Funding Corp. II Ser. A, deb. 11-3/4s, 2005           25,475,200
  6,070,000      Public Service Co. of New Hampshire deb. 15.23s, 2000          7,018,438
                                                                               ------------
                                                                               63,945,783
Electronics (0.5%)
------------------------------------------------------------------------------------------
  5,050,000      Amphenol Corp. sr. sub. notes 12-3/4s, 2002                    5,731,750
  1,000,000      Amphenol Corp. sr. notes 10.45s, 2001                          1,090,000
 17,525,000      International Semi-Tech. Corp. sr. secd. disc. notes
                  stepped-coupon zero % (11-1/2s, 8/15/00), 2003++              9,113,000
                                                                               ------------
                                                                               15,934,750
Entertainment (0.3%)
------------------------------------------------------------------------------------------
  5,500,000      Alliance Entertainment 144A sr. sub. notes 11-1/4s, 2005       5,500,000
  1,250,000      Premier Parks, Inc. sr. notes 12s, 2003                        1,275,000
  1,275,000      Time Warner, Inc. notes 8.18s, 2007                            1,305,587
  1,275,000      Time Warner, Inc. notes 8.11s, 2006                            1,306,238
    637,000      Time Warner, Inc. notes 7.975s, 2004                             651,568
                                                                               ------------
                                                                               10,038,393
Finance (0.3%)
------------------------------------------------------------------------------------------
 10,950,000      APP International Finance Co. company guaranty 11-3/4s, 2005
                  (Netherlands)                                                11,114,250

Financial Services (0.3%)
------------------------------------------------------------------------------------------
  8,100,000      Comdata Network, Inc. sr. sub. deb. 13-1/4s, 2002              9,558,000




CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                    VALUE

Food (1.0%)
------------------------------------------------------------------------------------------
$10,000,000      Chiquita Brands Intl., Inc. sr. notes 9-1/8s, 2004          $  9,825,000
  1,552,000      Del Monte Corp. sub. deb. notes 12-1/4s, 2002##                1,319,200
 25,150,000      Fresh Del Monte Produce Corp. NV Ser. B, 144A,
                  sr. notes 10s, 2003 (Netherlands)                            21,377,500
  2,750,000      Mafco, Inc. sr. sub. notes 11-7/8s, 2002                       2,832,500
                                                                               ------------
                                                                               35,354,200
Food Chains (0.8%)
------------------------------------------------------------------------------------------
  3,250,000      Safeway, Inc. sr. notes 8.57s, 2003                            3,404,375
  2,600,000      Southland Corp. 1st priority sr. sub. deb. 5s, 2003            1,989,000
 10,750,000      Southland Corp. Ser. A, deb. 4-1/2s, 2004                      7,551,875
  2,402,000      Southland Corp. deb. 4s, 2004                                  1,534,278
 12,500,000      Stater Brothers sr. notes 11s, 2001                           12,593,750
                                                                               ------------
                                                                               27,073,278
Forest Products (0.8%)
------------------------------------------------------------------------------------------
  5,000,000      Gaylord Container Corp. sr. notes 11-1/2s, 2001                5,200,000
  4,200,000      Gaylord Container Corp. sr. sub. disc. deb. stepped- coupon
                  zero % (12-3/4s, 5/15/96), 2005++                             4,137,000
  2,200,000      Riverwood International Corp. sr. sub. notes 11-1/4s, 2002     2,359,500
  5,250,000      Riverwood International Corp. sr. sub. notes 10-3/8s, 2004     5,775,000
  2,750,000      Stone Container Corp. sr. sub. notes 10-3/4s, 1997             2,853,125
  8,400,000      Stone Container Corp. sr. sub. notes 9-7/8s, 2001              8,295,000
                                                                               ------------
                                                                               28,619,625
Health Care (0.2%)
------------------------------------------------------------------------------------------
  1,250,000      General Medical Corp. sr. sub. notes 10-7/8s, 2003             1,281,250
  4,700,000      Healthsouth Rehabilitation sr. sub. notes 9-1/2s, 2001         4,899,750
                                                                               -----------
                                                                                6,181,000
Home Furnishings (--%)
------------------------------------------------------------------------------------------
  1,374,257      Simmons Mattress Corp. 144A deb. 8s, 2003##                    1,374,257

Hospital Management (0.9%)
------------------------------------------------------------------------------------------
 11,245,000      Columbia/HCA Healthcare med. term notes 7.58s, 2025           11,287,169
  3,800,000      Integrated Health Services 144A sr. sub. notes 9-5/8s, 2002    3,923,500
  4,250,000      Paracelsus Healthcare Corp. sr. sub. notes 9-7/8s, 2003        4,324,375
 11,250,000      Tenet Healthcare Corp. sr. sub. notes 10-1/8s, 2005           11,896,875
                                                                               ------------
                                                                               31,431,919
Insurance (1.1%)
------------------------------------------------------------------------------------------
  2,600,000      American Annuity Group, Inc. sr. sub. notes 11-1/8s, 2003      2,736,500
  4,750,000      American Annuity Group, Inc. sr. notes 9-1/2s, 2001            4,797,500
  9,900,000      Penn Corp. Financial Group sr. sub. notes 9-1/4s, 2003         9,949,500
  4,950,000      Reliance Group Holdings, Inc. sr. sub. deb. 9-3/4s, 2003       4,912,875
  8,275,000      Reliance Group Holdings, Inc. sr. notes 9s, 2000               8,233,625
  6,800,000      Terra Nova Insurance Holdings sr. notes 10-3/4s, 2005          7,242,000
                                                                               ------------
                                                                               37,872,000

                                      17


CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                     VALUE

Lodging (0.7%)
------------------------------------------------------------------------------------------
$ 7,550,000      HMH Properties Inc. 144A sr. notes 9-1/2s, 2005              $  7,436,750
  6,400,000      John Q. Hammons Hotels 1st mtge. notes 8-7/8s, 2004            6,048,000
  2,500,000      La Quinta Motor Inns, Inc. deb. 9-1/4s, 2003                   2,618,750
  7,500,000      Red Roof Inns sr. notes 9-5/8s, 2003                           7,293,750
                                                                               ------------
                                                                               23,397,250
Medical Management Services (0.1%)
------------------------------------------------------------------------------------------
  3,200,000      Integrated Health Services sr. sub. notes 10-3/4s, 2004        3,432,000

Medical Supplies and Devices (0.1%)
-------------------------------------------------------------------------------------------
  4,915,000      Wright Medical Technology, Inc. Ser. B, sr. secd. notes 10-3/4s,
                  2000                                                          4,939,575

Metals and Mining (0.1%)
------------------------------------------------------------------------------------------
  2,786,000      Essar Gujarat Ltd. 144A deb. FRN 8.4s, 1999 (India)            2,765,105

Motion Picture Distribution (0.6%)
-----------------------------------------------------------------------------------------
  3,200,000      AMC Entertainment, Inc. sr. sub. deb. 12-5/8s, 2002            3,536,000
  5,200,000      AMC Entertainment, Inc. sr. sub. deb. 11-7/8s, 2000            5,668,000
  5,870,000      Act III Theatres, Inc. sr. sub. notes 11-7/8s, 2003            6,251,550
  2,065,000      Cinemark Mexico notes 12s, 2003                                1,920,450
  1,500,000      Cinemark USA, Inc. sr. sub. notes 12s, 2002                    1,635,000
  1,000,000      United Artists sr. notes 11-1/2s, 2002                         1,070,000
                                                                               ------------
                                                                               20,081,000
Oil and Gas (1.8%)
------------------------------------------------------------------------------------------
  6,100,000      Chesapeake Energy Corp. sr. exch. notes 12s, 2001              6,374,500
  3,750,000      Chesapeake Energy Corp. sr. notes 10-1/2s, 2002                3,750,000
  5,290,000      Flores & Rucks, Inc. sr. notes 13-1/2s, 2004                   5,924,800
  2,950,000      Gulf Canada Resources Ltd. sr. sub. notes 9-5/8s, 2005         2,994,250
  1,100,000      Maxus Energy Corp. deb. 11-1/4s, 2013                          1,127,500
  2,400,000      Maxus Energy Corp. med. term notes 10.2s, 1996                 2,388,888
  5,030,000      Maxus Energy Corp. global notes 9-7/8s, 2002                   5,004,850
    950,000      Maxus Energy Corp. notes 9-1/2s, 2003                            914,375
  4,490,000      Maxus Energy Corp. notes 9-3/8s, 2003                          4,287,950
  1,500,000      Maxus Energy Corp. deb. 8-1/2s, 2008                           1,402,500
  1,750,000      Mesa Capital Corp. disc. 12-3/4s, 1996                         1,653,750
  1,200,000      OPI International sr. notes 12-7/8s, 2002                      1,362,000
 18,250,000      Trans Texas Gas Corp. sr. secd. notes 11-1/2s, 2002           19,116,875
  5,300,000      Triton Energy Corp. sr. sub. disc. notes stepped-coupon zero
                  % (9-3/4s, 12/15/96), 2000++                                  4,849,500
                                                                               -----------
                                                                               61,151,738
------------------------------------------------------------------------------------------
Paging (0.3%)
------------------------------------------------------------------------------------------
  6,900,000      Mobile Telecommunications Tech. sr. notes 13-1/2s, 2002        7,728,000
  Paper (--%)
  1,000,000      Stone Consolidated Corp. sr. notes 10-1/4s, 2000               1,055,000




CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                    VALUE

Publishing (0.4%)
------------------------------------------------------------------------------------------
$   900,000      General Media Corp. sr. secd. notes 10-5/8s, 2000           $    711,000
  9,050,000      Marvel Holdings, Inc. Ser. B, sr. notes zero %, 1998           6,516,000
  8,590,000      Marvel Parent Holdings, Inc. sr. secd. disc. notes zero %,
                  1998                                                          6,098,900
                                                                               ------------
                                                                               13,325,900
Rail Equipment (0.1%)
------------------------------------------------------------------------------------------
  2,950,000      Westinghouse Air Brake sr. notes 9-3/8s, 2005                  3,082,750

Real Estate (0.3%)
------------------------------------------------------------------------------------------
    530,000      Chelsea Piers 144A Ser. B, stepped-coupon zero %
                  (11s, 6/15/99), 2009++                                          498,863
  8,590,000      Chelsea Piers Ser. B, 1st mtge. disc. notes stepped-coupon
                  zero % (12-1/2s, 6/15/99), 2004++                             8,020,913
                                                                               ------------
                                                                                8,519,776
Recreation (2.3%)
------------------------------------------------------------------------------------------
  6,370,000      Arizona Charlies Corp. Ser. B, 1st mtge. 12s, 2000             5,159,700
  1,480,000      Capitol Queen Corp. Ser. B, 1st mtge. notes 12s, 2000          1,302,400
  6,210,000      Casino America, Inc. 1st mtge. deb. 11-1/2s, 2001              5,961,600
  2,000,000      Elsinore Corp. 1st mtge. 12-1/2s, 2000                         2,000,000
  6,850,000      Fitzgerald Gaming Co. 144A sr. notes 13s, 1996                 5,206,000
  2,335,000      Grand Casino Resorts, Inc. 1st mtge. 12-1/2s, 2000             2,521,800
 12,750,000      Grate Bay Property Funding Corp. 1st mtge. 10-7/8s, 2004      10,741,875
 14,825,000      Lady Luck Gaming Corp. Ser. B, 1st mtge. 10-1/2s, 2001        11,415,250
  5,675,000      Louisiana Casino Cruises Corp. 1st mtge. 11-1/2s, 1998         5,391,250
  2,000,000      Mohegan Tribal Gaming 144A sr. notes 13-1/2s, 2002             2,075,000
  1,500,000      PRT Funding Corp. sr. notes 11-5/8s, 2004                      1,237,500
  7,150,000      Stratosphere Corp. 1st mtge. 14-1/4s, 2002                     7,543,250
  5,500,000      Trump Castle Funding Corp. mtge. 11-3/4s, 2003                 4,248,750
  3,456,000      Trump Castle Funding Corp. sr. sub. notes 11-1/2s, 2000        3,456,000
  5,500,000      Trump Holdings & Funding Corp. sr. notes 15-1/2s, 2005         5,445,000
  3,650,000      Trump Plaza Funding, Inc. 1st mtge. notes 10-7/8s, 2001        3,344,313
    129,159      Trump Taj Mahal Funding, Inc. Ser. B, deb. 11.35s, 1999##        114,629
                                                                               ------------
                                                                               77,164,317
Restaurants (0.2%)
------------------------------------------------------------------------------------------
  7,450,000      Flagstar Corp. sr. sub. notes 11-3/8s, 2003                    5,755,125

Retail (1.3%)
------------------------------------------------------------------------------------------
  9,350,000      County Seat Stores Inc. sr. sub. notes 12s, 2002               8,835,750
    650,000      Finlay Enterprises, Inc. sr. notes 10-5/8s, 2003                 643,500
 11,920,000      Finlay Enterprises, Inc. sr. disc. deb. stepped-coupon
                  zero % (12s, 5/1/98), 2005++                                  8,224,800
  8,785,000      Loehmanns' Holdings, Inc. sr. sub. notes 13-3/4s, 1999         8,697,150
 12,150,000      Loehmanns' Holdings, Inc. sr. notes 10-1/2s, 1997             12,150,000
  4,400,000      Parisian, Inc. sr. sub. notes 9-7/8s, 2003                     3,740,000
                                                                               ------------
                                                                               42,291,200
School Buses (--%)
------------------------------------------------------------------------------------------
  1,500,000      Blue Bird Body Co. sub. deb. Ser. B, 11-3/4s, 2002             1,541,250




CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                    VALUE
Shipping (0.4%)
------------------------------------------------------------------------------------------
$ 5,775,000      Eletson Holdings, Inc. 1st. pfd. mtge. notes 9-1/4s, 2003
                  (Greece)                                                 $     5,630,625
  5,200,000      Viking Star Shipping sr. secd. notes 9-5/8s, 2003               5,317,000
                                                                               ------------
                                                                                10,947,625
Specialty Consumer Products (0.1%)
------------------------------------------------------------------------------------------
  3,200,000      Selmer Co., Inc. sr. sub. notes 11s, 2005                       3,104,000

Steel (0.3%)
------------------------------------------------------------------------------------------
 11,500,000      Ispat Mexicana, SA 144A notes 10-3/8s, 2001 (Mexico)           10,292,500

Telephone Utilities (0.8%)
------------------------------------------------------------------------------------------
  8,050,000      Intermedia Communications of Florida sr. notes 13-1/2s, 2005    8,573,250
 31,800,000      Telewest Communications PLC deb. stepped-coupon zero % (11s,
                  10/1/00), 2007 (United Kingdom)++                             18,801,750
                                                                               ------------
                                                                                27,375,000
Textiles (0.1%)
------------------------------------------------------------------------------------------
  4,885,000      Foamex (L.P.) Capital Corp. Ser. B, sr. disc. notes
                  stepped-coupon zero % (14s, 7/1/99), 2004++                    2,686,750

Wireless Communications (0.1%)
------------------------------------------------------------------------------------------
  6,500,000      Dial Call Communications, Inc. Ser. B, sr. disc. notes
                  stepped-coupon zero % (10-1/4s, 12/15/98), 2005++              3,120,000
------------------------------------------------------------------------------------------
                 Total Corporate Bonds and Notes
                  (cost $992,807,946)                                       $1,020,335,532
------------------------------------------------------------------------------------------

 FOREIGN GOVERNMENT BONDS AND NOTES (22.7%)*
PRINCIPAL AMOUNT                                                                      VALUE
AUD       20,510,000   Australia (Government of) notes 8-3/4s, 2001             $15,869,941
CAD       55,145,000   Canada (Government of) deb. 8-3/4s, 2005                  43,936,800
CAD       37,480,000   Canada (Government of) bonds, 6-1/2 2004                  25,783,737
CAD       10,000,000   Canada (Government of) deb. 4-1/4s, 2021                   7,300,962
FRF      371,710,000   France (Government of) OAT deb. 8-1/2s, 2002              80,632,709
FRF      393,390,000   France Treasury bill 7-3/4s, 2000                         82,581,566
DEM       29,900,000   Germany (Republic of) bonds 8-1/4s, 2001                  23,068,404
DEM      109,030,000   Germany (Republic of) bonds 7-3/8s, 2005                  79,960,419
DEM       35,460,000   Germany (Republic of) bonds 6-7/8s, 2005                  25,261,217
DEM      101,270,000   Germany (Republic of) bonds 6-1/4s, 2024                  61,265,161
ITL   83,690,000,000   Italy (Government of) bonds 12s, 2003                     52,753,587
ITL   58,360,000,000   Italy (Government of) bonds 10-1/2s, 2005                 33,939,412
ITL   38,230,000,000   Italy (Government of) notes 8-1/2s, 1999                  21,887,146
USD        4,810,000   Morocco (Government of) notes 6.6875s, 2009                3,148,713
NLG      114,000,000   Netherlands (Government of) bonds 9s, 2000                80,588,787
USD        2,550,000   Panama (Republic of) FRN 7-1/4s, 2002                      2,008,125
ESP    5,518,500,000   Spain (Government of) bonds 10.833s, 2000                 47,100,949
THB       60,000,000   Thailand (IFC of) bonds FRN 11s, 1996                      2,410,287
GBP       23,200,000   United Kingdom Treasury notes 7-3/4s, 2006                35,510,371
GBP       31,360,000   United Kingdom Treasury notes 7s, 2001                    47,504,580
 -------------------------------------------------------------------------------------------
                       Total Foreign Government Bonds and
                         Notes (cost $792,746,627)                             $772,512,873
 -------------------------------------------------------------------------------------------

 UNITS (2.9%)*
NUMBER OF UNITS                                                                  VALUE
        2,350    America Telecasting 144A units stepped-coupon zero %
                  (14-1/2s, 8/15/00), 2005++                              $  1,104,500
        3,500    Australis Media units stepped-coupon zero %
                  (14s, 5/15/00), 2003 (Australia)++                         2,100,000
        1,077    Celcaribe S.A. 144A units stepped-coupon zero % (13-1/2s,
                  3/15/98), 2004++                                           9,585,300
       12,300    Cellnet Data Systems Inc. units zero %, 2005++              7,011,000
        1,500    Decorative Home Accents 144A units 13s, 2002                1,500,000
        3,980    Health-O-Meter Product units 13s, 2002                      3,621,800
        1,040    Heartland Wireless Communication 144A units 13s, 2003       1,112,800
       30,000    Hollywood Casino 144A units 13-1/2s, 1998                      36,300
    4,800,000    Hollywood Casino units 13-1/2s, 1998                        5,808,000
       18,400    ICF Kaiser International, Inc. sr. sub. units 12s, 2003    17,434,000
        5,000    In-Flight Phone Corp. units zero %, 2002                    2,000,000
        1,986    Intelcom Group (USA) Inc. 144A units stepped-coupon zero
                  % (13-1/2s, 9/15/00), 2005++                              10,923,000
   32,550,000    OSI Specialties Corp. sr. secd. disc. deb. units stepped-
                  coupon zero % (11-1/2s, 4/15/99), 2004++                  26,691,000
        4,587    Premium Standard Farms 144A exch. pfd. units 12-1/2s, 2000    504,570
        6,650    Terex Corp. 144A units 13-3/4s, 2002                        5,419,750
        5,595    Total Renal Care, Inc. units stepped-coupon zero %
                  (12s, 8/15/99), 2004++                                     5,315,250
 --------------------------------------------------------------------------------------
                 Total Units (cost $89,438,598)                           $100,167,270
 --------------------------------------------------------------------------------------

 BRADY BONDS (2.3%)*
PRINCIPAL AMOUNT                                                            VALUE
  $26,225,000    Argentina (Republic of) FRN 6-7/8s, 2023             $15,177,719
    4,435,000    Argentina (Republic of) FRN 6.813s, 2005               2,749,700
   16,624,000    Argentina (Republic of) bonds 5s, 2023                 7,979,520
    8,325,000    Brazil (Republic of) FRN 7-1/4s, 2006                  5,525,719
    7,806,150    Brazil (Republic of) FRN 6.688s, 2001                  6,615,712
   13,600,000    Brazil (Republic of) FRN 4-1/4s, 2024                  6,545,000
    8,549,000    Bulgaria (Republic of) disc. notes 6-3/4s, 2024        4,338,618
    9,448,000    Ecuador (Government of) FRN 6.813s, 2025               4,629,520
    5,000,000    Government of Mexico disc. Ser. A, FRB 7.219s, 2019    3,506,250
      290,000    Government of Mexico disc. Ser. C, FRB 6.969s, 2019      203,363
    3,000,000    Government of Mexico disc. Ser. D, FRB 6-7/8s, 2019    2,103,750
    1,270,000    Philippines (Central Bank of) bonds 5-3/4s, 2017         939,800
    1,500,000    Philippines (Central Bank of) bonds 5s, 2008           1,151,250
    5,796,000    Poland (Government of) 144A FRN 7-1/8s, 2024           4,484,655
    5,500,000    United Mexican States FRN 7.609s, 2008                 4,895,000
   14,725,000    United Mexican States Ser. B, bonds 6-1/4s, 2019       8,890,219
      396,000    United Mexican States Ser. A, deb. 6-1/4s, 2019          239,085
 ---------------------------------------------------------------------------------
                 Total Brady Bonds (cost $74,991,186)                 $79,974,880
 ---------------------------------------------------------------------------------

PREFERRED STOCKS (1.8%)*
NUMBER OF SHARES                                                           VALUE
       46,000    Cablevision System Corp 144A Ser. G, $11.75 exch.
                  pfd.##                                             $ 4,646,000
      152,500    California Federal Bank Ser. B, $10.625 exch. pfd.   16,736,875
      152,000    First Nationwide Bank $11.50 pfd.                    16,682,000
      137,844    Foxmeyer Health Corp. Ser. A, $4.20 pfd.##            5,151,920

PREFERRED STOCKS (CONTINUED)
NUMBER OF SHARES                                                           VALUE
       11,950    Grand Union Holdings 144A Ser. C, $12.00 pfd.
                  (acquired 11/5/93, cost $1,380,225) (In Default)+# $        120
        5,000    Pantry Pride Inc. Ser. B, $14.875 pfd.                  515,000
      211,127    Pyramid Communications, Inc. Ser. C, $3.125 exch.
                  pfd.+                                                5,093,438
      276,670    School District Warren Co. Ser. B, $3.50 pfd.         8,576,770
      153,977    Supermarkets General Holdings Corp. $3.52 exch.
                  pfd.##                                               4,195,873
 --------------------------------------------------------------------------------
                 Total Preferred Stocks (cost $60,790,257)           $61,597,996
 --------------------------------------------------------------------------------
COMMON STOCKS (0.8%)*
Number of Shares                                                            Value
       66,289    Ampex Corp. Class A+                                $    294,157
       26,000    Capital Gaming International, Inc. 144A+                 13,000
      125,050    Chesapeake Energy Corp.+                              3,954,706
       82,812    Computervision Corp.+                                 1,004,096
       84,033    Elsinore Corp.+                                          42,017
        7,795    Federated Department Stores+                            221,183
        3,026    Finlay Enterprises, Inc.+                                52,199
      132,100    Gaylord Container Corp.+                              1,246,694
      539,505    Grand Union Co. (acquired various dates 6/14/93 to
                  3/14/95, cost $24,485,117)+#                         7,013,565
        7,541    IFINT Diversified Holdings 144A+                        377,050
       49,679    Lady Luck Gaming Corp. (acquired 10/1/93,
                  cost $ 40,922)+                                         99,358
      693,557    Loehmanns' Holdings, Inc. 144A+                       1,213,725
      500,000    NEXTEL Communications, Inc. Class A+                  8,437,500
        1,184    PMI Holdings Corp. 144A+                                236,800
        1,942    Premium Holdings L.P. 144A (acquired various dates
                  1/4/94 to 9/29/94, cost $126,592)+#                    194,209
        6,343    Pyramid Communications, Inc. New Class B 144A+          152,230
        7,981    Taj Mahal Holding Corp. Class A+                         79,810
      247,000    Total Renal Care, Inc. 144A+                          1,790,750
 --------------------------------------------------------------------------------
                 Total Common Stocks (cost $37,479,714)              $26,423,049
 --------------------------------------------------------------------------------

WARRANTS (0.2%)*+
NUMBER OF WARRANTS                                EXPIRATION DATE         VALUE
      185,000    Becker Gaming Corp. 144A                11/15/00     $  92,500
       44,363    Capital Gaming International, Inc.        2/1/99         5,545
        9,658    Casino America, Inc.                    11/15/96         1,449
       32,400    Casino Magic Finance Corp.              10/14/96         1,620
       20,861    Cinemark Mexico USA, Inc.                 8/1/03       193,277
        2,430    Commodore Media 144A                      5/1/00       194,400
        9,350    County Seat Holdings, Inc.              10/15/98       187,000
       10,030    Dial Call Communication 144A            12/15/98        17,553
       21,500    Dial Page, Inc.                           1/1/97        37,625
       44,070    Echostar Communications Corp.             6/1/04       495,788
       47,500    Elsinore Corp.                           10/4/98         4,750
       30,200    Fitzgerald Gaming Co. 144A               3/15/99       302,000
        4,885    Foamex (L.P.) Capital Corp. 144A          7/1/99        73,275
       33,800    Gaylord Container Corp. 144A             7/31/96       287,300
          280    General Media Corp. 144A                12/31/00         2,800
        2,352    Grand Union Co. Ser. 1                   6/16/00         2,352
        4,705    Grand Union Co. Ser. 2                   6/16/00           941
        8,050    Intermedia Communications 144A            6/1/00        80,500

WARRANTS (CONTINUED)
NUMBER OF WARRANTS                                EXPIRATION DATE         VALUE
        8,025    Louisiana Casino Cruises, Inc. 144A      12/1/98    $   120,375
       72,000    Miles Homes, Inc.                         4/1/97         36,000
       32,300    OSI Specialties Corp. 144A               4/15/99      1,938,000
       13,800    Pagemart, Inc. 144A                     12/31/03        124,200
          250    Payless Cashways, Inc.                   11/1/96             63
       17,500    Petracom Holdings, Inc.                   8/1/05        124,688
       37,527    President Riverboat Casinos, Inc.        9/30/99        150,108
        6,300    President Riverboat Casinos, Inc. 144A   9/23/96            315
        7,500    Southdown, Inc. 144A                    10/31/96         18,750
        1,480    Southland Corp.                           3/5/96          3,700
          196    Telemedia Broadcasting Corp. 144A         4/1/04        146,670
       54,910    UCC Investor Holding, Inc.              10/30/99        604,010
       10,950    Universal Outdoor, Inc. 144A              7/1/04        438,000
        1,001    Wright Medical Technology, Inc. 144A     6/30/03        165,096
 ---------------------------------------------------------------------------------
                 Total Warrants (cost $4,627,929)                     $5,850,650
 ---------------------------------------------------------------------------------

 CONVERTIBLE BONDS AND NOTES (0.2%)* (COST $5,644,175)
PRINCIPAL AMOUNT                                                           VALUE
   $9,500,000    Pricellular Wireless 144A cv. sub. notes stepped-coupon
                  zero % (10-3/4s, 8/15/00), 2004++                   $5,747,500
 -------------------------------------------------------------------------------

 COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%)* (COST $5,026,738)
PRINCIPAL AMOUNT                                                           VALUE
   $5,249,000    Citicorp Mortgage Secs. Ser. 1992-14M, 7-1/2s, 2022  $5,229,317
 ---------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.1%)*
Number of Shares                                                           Value
       40,020    Conseco, Inc. Ser. D, $3.25 cv. pfd.                $1,920,960
       31,300    Granite Broadcasting $1.938 cv. pfd.                 1,674,550
       39,200    Unisys Corp. Ser. A, $3.75 cv. pfd.                  1,470,000
 ---------------------------------------------------------------------------------
                 Total Convertible Preferred Stocks
                  (cost $5,104,162)                                  $5,065,510
 ---------------------------------------------------------------------------------

PURCHASED OPTIONS OUTSTANDING (-%)* (cost $1,320,277)
                                        EXPIRATION DATE/
CURRENCY                                STRIKE PRICE                      VALUE
USD80,260,000    US Dollar in Exchange
                 For Deutschemarks      Dec 95/DEM 1.49               $ 666,157
 --------------------------------------------------------------------------------

 SHORT-TERM INVESTMENTS (5.7%)*
PRINCIPAL AMOUNT                                                            VALUE
       $ 25,000,000   American Telephone & Telegraph Capital Corp.
                        5.62s, December 4, 1995                       $24,745,296
IDR   2,000,000,000   Bank Negara Certificate of Deposit zero %,
                        July 18, 1996                                     770,594
IDR   9,000,000,000   Bank Tabunga Negara zero %, Feburary 12, 1996     3,738,269
       $ 25,000,000   Corporate Asset Funding Corp. 5.95s,
                        October 11, 1995                               24,993,514
         24,500,000   Federal National Mortgage Assn. 5.5s,
                        February 20, 1996                              23,970,426
         30,000,000   General Electric Capital Corp. 5.56s,
                        January 13, 1996                               29,420,442
         15,000,000   Hewlett Packard Co. 5.6s, January 1, 1996        14,771,979

SHORT-TERM INVESTMENTS (continued)
PRINCIPAL AMOUNT                                                            VALUE
                                                      $
       $ 15,000,000   IBM Credit Corp. 5.95s, November 3, 1995        $14,922,250
         17,000,000   Metropolitan Life Funding, 5.9s, October 10,
                        1995                                           17,028,432
          1,240,000   Mexican Tesobono bonds zero %, October 19, 1995   1,232,634
         25,000,000   Morgan (J.P.) & Co., Inc. 5.7s, November 27,
                        1995                                           24,774,375
TRL 187,480,000,000   Turkey (Government of) Treasury Bill zero %,
                        December 29, 1995                               3,166,631
                      U.S. Dollar Certificate of Deposit (Issued by
                        J.P. Morgan Securities, Inc. The principal
                        at redemption is linked to the bid price for
                        the Polish Treasury Bill, at maturity,
                        multiplied by the change in the spot rate of
                        the Polish Zloty from issue date to maturity
                        date.)
        $ 3,511,012   zero %, January 25, 1996                          3,171,848
          2,147,569   zero %, October 20, 1995                          2,051,787
          4,940,000   USAA Capital Corp. 6.28s, October 6, 1995         4,938,611
            215,000   Interest in $234,608,000 joint repurchase
                        agreement dated September 29, 1995 with Lehman
                        Bros. due October 2, 1995 with respect to various
                        U.S. Treasury obligations-- maturity value
                        of $215,115 for an effective yield of 6.4%        215,076
---------------------------------------------------------------------------------
                      Total Short-Term Investments
                        (cost $193,663,037)                        $  193,912,164
---------------------------------------------------------------------------------
                      Total Investments (cost $3,567,446,505)***   $3,597,883,439
---------------------------------------------------------------------------------

* Percentages indicated are based on net assets of $3,407,241,553, which correspond to a net asset value per share for class A, class B and class M shareholders of $11.99, $11.95 and $11.97, respectively.

+   Non-income-producing security.

++ The interest rate and date shown parenthetically represent the new interest rate to be paid, and the date the fund will begin receiving interest at this rate.

+++ TBA's are mortgage-backed securities traded under delayed delivery commitments, settling after September 30, 1995. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on the securities will not be earned until settlement date. The cost of TBA purchases held at September 30, 1995 was $168,215,150.

TBA Sale Commitments at September 30,1995 (proceeds receivable $143,580,540)

                  Principal      Delivery          Coupon           Market
Agency             Amount          Month            Rate             Value
------------------------------------------------------------------------------
GNMA             $29,166,000      October              8s        $ 29,986,148
GNMA              63,327,000      October          7-1/2s          63,722,794
FNMA              50,468,000      October              7s          49,774,065
------------------------------------------------------------------------------
                                                                 $143,483,007
------------------------------------------------------------------------------

 # Restricted, excluding 144A securities, as to public resale. At the date of acquisition, these securities were valued at cost. There were no outstanding unrestricted securities of the same class as those held. Total market value of restricted securities owned at September 30, 1995 was $7,307,252 or 0.2% of net assets.

## Income may be received in cash or additional securities at the discretion of the issuer.

*** The aggregate identified cost for federal income tax purposes is $3,571,050,643, resulting in gross unrealized appreciation and depreciation of $74,854,183 and $48,021,387, respectively, or net unrealized appreciation of $26,832,796.

NOTES
 -----------------------------------------------------------------------------



144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


The rate shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates shown at September 30, 1995, which are subject to change based on the terms of the security.

Diversification of Foreign Assets at September 30, 1995 (as a percentage of net assets):

Argentina                 0.76%        Mexico                      1.04%
Australia                 0.53         Morocco                     0.09
Brazil                    0.55         Netherlands                 2.37
Bulgaria                  0.13         Panama                      0.06
Canada                    2.35         Philippines                 0.06
Ecuador                   0.14         Poland                      0.28
France                    4.79         Spain                       1.38
Germany                   5.56         Thailand                    0.34
India                     0.08         Turkey                      0.09
Indonesia                 0.18         United Kingdom              2.65
Italy                     3.19

Forward Cross Currency Contracts Outstanding at September 30, 1995 (aggregate face value $37,013,482)

                               Market      In Exchange        Market   Delivery       Unrealized
Contracts                       Value              For         Value       Date     Depreciation
 -----------------------------------------------------------------------------------------------
Deutschemarks (Buy)      $19,866,328     French Francs   $19,921,982   11/14/95    $  (55,654)
Deutschemarks (Buy)       18,238,860     French Francs    18,289,481   11/14/95       (50,621)
 -----------------------------------------------------------------------------------------------
                         $38,105,188                     $38,211,463                $(106,275)
 -----------------------------------------------------------------------------------------------

Forward Currency Contracts to Buy at September 30, 1995

                                                                                    Unrealized
                               Market          Aggregate            Delivery     Appreciation/
                                Value         Face Value                Date    (Depreciation)
----------------------------------------------------------------------------------------------
Australian Dollars      $  15,979,924    $  16,109,244         12/13/95          $  (129,320)
Australian Dollars         19,040,230       18,889,933          12/13/95             150,297
Canadian Dollars           21,741,672       21,676,708          12/13/95              64,964
Danish Krona               26,397,854       25,608,262          12/13/95             789,592
Deutschemarks              20,103,051       19,549,925          12/13/95             553,126
Deutschemarks              16,363,359       15,926,179          12/13/95             437,180
Deutschemarks              26,321,833       25,672,112          12/13/95             649,721
Deutschemarks              16,061,372       15,594,699          12/13/95             466,673
Deutschemarks              21,841,222       21,922,096          12/13/95             (80,874)
Deutschemarks              10,580,000       10,626,329          12/13/95             (46,329)
Deutschemarks               3,181,374        3,056,886          12/13/95             124,488
Deutschemarks              21,349,616       20,820,777          12/13/95             528,839
Deutschemarks              21,394,609       21,394,609          12/14/95              --
Japanese Yen              105,674,432      105,205,811          12/14/95             468,621
Japanese Yen               35,468,020       35,323,208          12/14/95             144,812
Japanese Yen               66,976,998       66,498,840          12/14/95             478,158
New Zealand Dollars        14,652,901       14,583,053          10/16/95              69,848
Spanish Peseta             10,615,031       10,374,504          12/13/95             240,527
Spanish Peseta             13,059,705       12,771,813          12/13/95             287,892
Spanish Peseta              2,412,507        2,416,240          12/13/95              (3,733)
Swedish Krona              24,941,598       24,067,555          12/13/95             874,043
----------------------------------------------------------------------------------------------
                         $514,157,308     $508,088,783                            $6,068,525
----------------------------------------------------------------------------------------------

Forward Currency Contracts to Sell at September 30, 1995

                                                                                    Unrealized
                               Market          Aggregate            Delivery     Appreciation/
                                Value         Face Value                Date    (Depreciation)
----------------------------------------------------------------------------------------------
Australian Dollars       $    874,374     $    873,944          12/13/95         $       (430)
British Pounds              7,195,712        7,202,520          12/13/95                6,808
Canadian Dollars           23,550,996       23,467,003          12/13/95              (83,993)
Deutschemarks              41,926,719       40,984,451          12/13/95             (942,268)
Deutschemarks              13,343,512       12,926,401          12/13/95             (417,111)
Deutschemarks              23,793,589       23,167,396          12/13/95             (626,193)
Deutschemarks              23,007,024       22,407,661          12/13/95             (599,363)
Deutschemarks              81,786,598       79,639,609          12/13/95           (2,146,989)
Deutschemarks              18,259,543       18,142,488          12/13/95             (117,055)
Deutschemarks               1,050,631        1,016,687          10/20/95              (33,944)
Deutschemarks               1,548,442        1,496,599           1/25/96              (51,843)
French Francs              71,388,990       69,450,472          12/13/95           (1,938,518)
Italian Lira                3,004,805        3,009,144          12/13/95                4,339
Italian Lira               53,539,923       52,971,102          12/13/95             (568,821)
Japanese Yen               15,830,144       16,391,754          12/13/95              561,610
Japanese Yen                2,780,028        2,881,076          12/13/95              101,048
Japanese Yen               32,169,322       32,524,406          12/13/95              355,084
Japanese Yen               21,976,460       21,750,903          12/13/95             (225,557)
Netherland Guilders        40,946,392       39,610,993          12/13/95           (1,335,399)
Netherland Guilders        41,856,312       40,300,897          12/13/95           (1,555,415)
Spanish Peseta             40,047,616       39,017,510          12/13/95           (1,030,106)
----------------------------------------------------------------------------------------------
                         $559,877,132     $549,233,016                           $(10,644,116)
----------------------------------------------------------------------------------------------

Written Put Options on Foreign Curency Outstanding at September 30, 1995 (premium received $345,118)

                                                           Expiration Date/
Currency                                                       Strike Price             Value
 --------------------------------------------------------------------------------------------
USD 80,260,000    US Dollars In Exchange For
                   Deutschemarks                        Dec 95/DEM 1.565             $200,651
   ------------    ---------------------------------    ------------------      -------------

  The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities
September 30, 1995

 Assets
 ----------------------------------------------------------------------------------------------------------
Investments, at value (identified cost $3,567,446,505) (Note 1)                              $3,597,883,439
 ----------------------------------------------------------------------------------------------------------
Cash                                                                                              1,635,664
 ----------------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                        69,903,875
 ----------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                            9,817,276
 ----------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                                  286,173,191
 ----------------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                                    7,357,670
 ----------------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                                 12,358,300
 ----------------------------------------------------------------------------------------------------------
Total assets                                                                                  3,985,129,415
 ----------------------------------------------------------------------------------------------------------
Liabilities
 ----------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                                397,276,462
 ----------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                        3,115,496
 ----------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                      4,654,534
 ----------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                         12,414
 ----------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                         3,710
 ----------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                          842,578
 ----------------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                            2,471,050
 ----------------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                                      12,039,536
 ----------------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                                    13,529,707
 ----------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                              258,717
 ----------------------------------------------------------------------------------------------------------
Written options outstanding, at value (premiums received $345,118) (Note 3)                         200,651
 ----------------------------------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable $143,580,540) (Note 1)                      143,483,007
 ----------------------------------------------------------------------------------------------------------
Total liabilities                                                                               577,887,862
 ----------------------------------------------------------------------------------------------------------
Net assets                                                                                   $3,407,241,553
 ----------------------------------------------------------------------------------------------------------
Represented by
 ----------------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                              $3,505,120,474
 ----------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                        (4,013,314)
 ----------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions and foreign currency transactions
(Note 1)                                                                                       (119,801,643)
 ----------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, and assets and liabilities in foreign currencies     25,936,036
 ----------------------------------------------------------------------------------------------------------
Total--Representing net assets applicable to capital shares outstanding                      $3,407,241,553
 ----------------------------------------------------------------------------------------------------------
Computation of net asset value and offering price
 ----------------------------------------------------------------------------------------------------------
Net asset value and redemption price of class A shares
($1,597,034,365 divided by 133,203,022 shares)                                                       $11.99
 ----------------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $11.99)*                                              $12.59
 ----------------------------------------------------------------------------------------------------------
Net asset value and offering price of class B shares
($1,795,456,058 divided by 150,281,723)+                                                             $11.95
 ----------------------------------------------------------------------------------------------------------
Net asset value and redemption price of class M shares
($14,751,130 divided by 1,232,012 shares)                                                            $11.97
 ----------------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $11.97)*                                              $12.37
 ----------------------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

+ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

  The accompanying notes are an integral part of these financial statements.

Statement of operations
Year ended September 30, 1995

 Investment income:
------------------------------------------------------------------------
Interest (net of foreign tax of $1,937,703)                 $285,484,893
------------------------------------------------------------------------
Dividends                                                      6,346,860
------------------------------------------------------------------------
Total investment income                                      291,831,753
------------------------------------------------------------------------
Expenses:
------------------------------------------------------------------------
Compensation of Manager (Note 2)                              17,596,123
------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                 5,186,824
------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                 79,548
------------------------------------------------------------------------
Registration fees                                                 16,929
------------------------------------------------------------------------
Reports to shareholders                                          210,980
------------------------------------------------------------------------
Auditing                                                         208,480
------------------------------------------------------------------------
Legal                                                             53,191
------------------------------------------------------------------------
Postage                                                          571,118
------------------------------------------------------------------------
Administrative services (Note 2)                                  50,916
------------------------------------------------------------------------
Distribution fees--Class A (Note 2)                            3,771,497
------------------------------------------------------------------------
Distribution fees--Class B (Note 2)                           16,555,968
------------------------------------------------------------------------
Distribution fees--Class M (Note 2)                               24,889
------------------------------------------------------------------------
Other expenses                                                   112,595
------------------------------------------------------------------------
Total expenses                                                44,439,058
------------------------------------------------------------------------
Fees paid indirectly (Note 2)                                   (464,582)
------------------------------------------------------------------------
Net expenses                                                  43,974,476
------------------------------------------------------------------------
Net investment income                                        247,857,277
------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)             (29,550,690)
------------------------------------------------------------------------
Net realized gain on written options                              70,309
------------------------------------------------------------------------
Net realized loss on forward currency contracts and
foreign currency transactions (Notes 1 and 3)                (62,020,405)
------------------------------------------------------------------------
Net realized loss on futures contracts (Notes 1 and 3)          (102,771)
------------------------------------------------------------------------
Unrealized appreciation of forward currency contracts
and foreign currency translation loss during the year          1,113,466
------------------------------------------------------------------------
Net unrealized appreciation of investments, options,
and TBA sale commitments during the year                     185,807,924
------------------------------------------------------------------------
Net gain on investment transactions                         $ 95,317,833
------------------------------------------------------------------------
Net increase in net assets resulting from operations        $343,175,110
------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

                                                                Year ended
                                                               September 30
                                                       -----------------------------
                                                           1995            1994
 -----------------------------------------------------------------------------------
Increase in net assets
------------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------------
Net investment income                               $  247,857,277    $  174,234,104
------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                          (91,603,557)      (61,866,985)
------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments, and assets and liabilities in foreign
currencies                                             186,921,390      (189,806,575)
------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                        343,175,110       (77,439,456)
------------------------------------------------------------------------------------
Distributions to shareholders
------------------------------------------------------------------------------------
From net investment income
------------------------------------------------------------------------------------
Class A                                               (103,443,301)      (78,325,153)
------------------------------------------------------------------------------------
Class B                                               (103,501,273)      (69,458,154)
------------------------------------------------------------------------------------
Class M                                                   (306,880)         --
------------------------------------------------------------------------------------
In excess of net investment income
------------------------------------------------------------------------------------
Class A                                                                  (12,620,912)
------------------------------------------------------------------------------------
Class B                                                                  (11,192,129)
------------------------------------------------------------------------------------
In excess of net realized gain on investments
------------------------------------------------------------------------------------
Class A                                                                   (7,510,985)
------------------------------------------------------------------------------------
Class B                                                                   (6,145,352)
------------------------------------------------------------------------------------
Return of capital (Note 1)
------------------------------------------------------------------------------------
Class A                                                (20,901,496)      (18,280,431)
------------------------------------------------------------------------------------
Class B                                                (20,913,210)      (15,971,156)
------------------------------------------------------------------------------------
Class M                                                    (62,008)               --
------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)      129,258,557     2,101,525,758
------------------------------------------------------------------------------------
Total increase in net assets                           223,305,499     1,804,582,030
------------------------------------------------------------------------------------
Net assets
------------------------------------------------------------------------------------
Beginning of year                                    3,183,936,054     1,379,354,024
------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $4,013,314 and
$27,571,431, respectively)                          $3,407,241,553    $3,183,936,054
 -----------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Financial highlights
(For a share outstanding throughout the period)

                                                For the period                                           For the period
                                              December 1, 1994                                            March 1, 1993
                                                 (commencement                                            (commencement
                                             of operations) to       Year ended       Year ended      of operations) to
                                                  September 30     September 30     September 30           September 30
                                           ---------------------------------------------------------------------------
                                                          1995             1995             1994                   1993
                                           ---------------------------------------------------------------------------
                                                       Class M                                                  Class B
                                           ---------------------------------------------------------------------------
Net asset value,
beginning of period                              $ 11.34           $    11.61       $    12.79           $  12.51
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                                .78                  .88              .72                .49
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                       .63                  .33             (.91)               .39
------------------------------------------------------------------------------------------------------------------
Total from investment operations                    1.41                 1.21             (.19)               .88
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
------------------------------------------------------------------------------------------------------------------
From net investment income                          (.65)                (.72)            (.65)              (.46)
------------------------------------------------------------------------------------------------------------------
In excess of net investment income                  --                 --                 (.10)             --
------------------------------------------------------------------------------------------------------------------
From net realized gain on
investments                                         --                 --               --                   (.14)
------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on
investments                                         --                 --                 (.08)             --
------------------------------------------------------------------------------------------------------------------
Return of capital                                   (.13)                (.15)            (.16)             --
------------------------------------------------------------------------------------------------------------------
Total distributions                                 (.78)                (.87)            (.99)              (.60)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 11.97           $    11.95       $    11.61           $  12.79
------------------------------------------------------------------------------------------------------------------
Total investment return at net asset
value (%) (c)                                      12.90(d)             11.01            (1.62)              7.21(d)
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $14,751           $1,795,456       $1,644,860           $504,417
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
(%) (e)                                             1.07(d)              1.76             1.76               1.91(d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets (%)                              6.30(d)              7.46             8.05               5.80(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                            235.88               235.88           201.53             243.73

                         Year Ended
                        September 30
 -----------------------------------------------------------
    1995          1994        1993       1992        1991
 -----------------------------------------------------------
                            Class A
 -----------------------------------------------------------
     $11.64   $    12.82   $  12.66    $  11.85    $  10.91
 -----------------------------------------------------------

 -----------------------------------------------------------
       .95           .78        .96        1.04        1.05(a)
 -----------------------------------------------------------
       .36          (.88)       .56         .97        1.15
 -----------------------------------------------------------
      1.31          (.10)      1.52        2.01        2.20
 -----------------------------------------------------------

 -----------------------------------------------------------
      (.80)         (.71)      (.94)      (1.01)      (1.05)
 -----------------------------------------------------------
        --          (.12)     --          --          --
 -----------------------------------------------------------
        --        --           (.42)       (.19)       (.21)
 -----------------------------------------------------------
        --          (.08)     --          --          --
 -----------------------------------------------------------
      (.16)         (.17)     --          --          --
 -----------------------------------------------------------
      (.96)        (1.08)     (1.36)      (1.20)      (1.26)
 -----------------------------------------------------------
$    11.99    $    11.64   $  12.82    $  12.66    $  11.85
 -----------------------------------------------------------
     11.89          (.93)     12.85       17.88       21.43
 -----------------------------------------------------------
$1,597,034    $1,539,076   $874,937    $365,253    $168,106
 -----------------------------------------------------------
      1.01          1.01       1.21        1.36        1.47(a)
 -----------------------------------------------------------
      8.22          7.96       6.80        8.27        9.18(a)
 -----------------------------------------------------------
    235.88        201.53     243.73      221.09(b)   481.06
 -----------------------------------------------------------


(a) Reflects an expense limitation applicable during the year ended September 30, 1991. As a result of such limitation, expenses of the fund for the year ended September 30, 1991 reflect a reduction of less than $0.01 per share.



(b) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Diversified Premium Income Trust and subsequent sales to realign the portfolio.



(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.



(d) Not annualized.



(e) The ratio of expenses to average net assets for the year or period ended September 30, 1995 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. See Note 2.

Notes to financial statements
September 30, 1995
Note 1
Significant accounting policies


The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with preservation of capital by allocating its investments among the U.S. Government sector, high yield sector and international sector of the fixed-income securities market.

The fund offers class A, class B and class M shares. The fund commenced its public offering of class M shares on December 1, 1994. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares. Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class including the distribution fees applicable to such class. Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.


A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported--as in the case of some securities traded over-the-counter--the last reported bid price, except that certain U.S. government obligations are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. See Section G of Note 1 with respect to valuations of options, forward currency contracts and futures outstanding.


B) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The fund holds, and maintains until the settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund enters into offsetting contracts for the forward sale of other securities it owns. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the fund's Manager deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.


C) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account, along with the cash of other registered investment companies and certain accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.


D) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The fund's Manager is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

E) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

Discount on zero-coupon bonds, original issue discount bonds and stepped-coupon bonds is accreted according to the effective yield method. Certain securities held by the fund pay interest in the form of additional securities; interest on such securities is recorded on the accrual basis at the lower of the coupon rate or market value of the securities to be received, and is allocated to the cost of the securities received on the payment date.


F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.



G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.


The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.


Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the- counter are valued using prices supplied by dealers.


Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. The maximum potential loss from forward currency contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management believes the likelihood of such a loss to be remote.


H) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.



At September 30, 1995, the fund had a capital loss carryover of approximately $58,495,000 available to offset future net capital gains, if any, which will expire on September 30, 2003.



I) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period.



The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of unrealized gains and losses on forward foreign currency contracts, post-October loss deferrals and losses on wash sales transactions. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1995, the fund reclassified $17,047,706 to increase distributions in excess of net investment income and $10,825,230 to decrease accumulated net realized loss on investments, with an increase of $6,222,476 to paid-in capital.


Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: .70% of the first $500 million of average net assets, .60% of the next $500 million, .55% of the next $500 million and .50% of any amount over $1.5 billion. Fees are subject, under current law, to reduction in any year to the extent that expenses (exclusive of brokerage, interest and taxes) of the fund exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million and 1.5% of any amount over $100 million and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of the Manager on the fund's portfolio transactions.

The fund also reimburses the Manager for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $4,700 and an addi-tional fee for each Trustees' meeting attended. Trustees who are not interested persons of the Manager and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.


During the year ended September 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.


For the year ended September 30, 1995, fund expense were reduced by $464,582 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the offset arrangements in an income-producing asset if it had not entered into such arrangements.



The fund has adopted distribution plans (the "Plans") with respect to its class A shares, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, and 0.50% of the average net assets attributable to class A, class B, and class M shares, respectively.



For the year ended September 30, 1995 Putnam Mutual Funds Corp., acting as underwriter, received net commissions of $684,160 from the sale of class A shares, $5,312,884 in contingent deferred sales charges from redemptions of class B shares and net commissions of $17,388 from the sale of class M shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received $14,962 on class A redemptions.


Note 3
Purchases and sales of securities


During the year ended September 30, 1995, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $2,962,795,221 and $3,181,154,609, respectively. Purchases and sales of U.S. government obligations aggregated $4,429,420,770 and $4,043,115,563, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.


Written option transactions on foreign currencies during the year are summarized as follows:

                                                Contracts     Premiums
                                                 Amount       Received
 -----------------------------------------------------------------------
Options written                                155,494,000    $ 687,183
Options closed                                 (75,234,000)    (342,065)
 -----------------------------------------------------------------------
Written options outstanding at end of year      80,260,000    $ 345,118
 -----------------------------------------------------------------------

Note 4
Capital shares

At September 30, 1995, there was an unlimited number of shares of beneficial interest authorized, divided into three classes, class A, class B and class M capital stock. Transactions in capital shares were as follows:

                                            Year ended September 30
                          -----------------------------------------------------------
                                      1995                           1994
-------------------------------------------------------------------------------------
Class A                      Shares         Amount          Shares          Amount
-------------------------------------------------------------------------------------
Shares sold                29,561,536    $ 343,042,280    84,902,277   $1,068,262,414
Shares issued in
connection with
reinvestment of
distributions:              6,272,747       72,551,475     5,314,495       65,110,997
-------------------------------------------------------------------------------------
                           35,834,283      415,593,755    90,216,772    1,133,373,411
Shares repurchased        (34,850,799)    (402,384,755)  (26,251,664)    (322,650,602)
-------------------------------------------------------------------------------------
Net increase                  983,484    $  13,209,000    63,965,108   $  810,722,809
-------------------------------------------------------------------------------------

                                       Year ended September 30
                     -----------------------------------------------------------
                                 1995                           1994
-----------------     ---------------------------   ----------------------------
Class B                 Shares         Amount          Shares         Amount
-----------------     -----------    ------------    -----------   -------------
Shares sold           36,302,330   $ 421,020,169    117,759,526   $1,478,591,215
Shares issued in
connection with
reinvestment of
distributions          6,462,302      74,500,296      5,061,958       61,608,578
-----------------     -----------    ------------    -----------   -------------
                      42,764,632     495,520,465    122,821,484    1,540,199,793
Shares
repurchased          (34,212,886)   (393,928,631)   (20,546,485)    (249,396,844)
-----------------     -----------    ------------    -----------   -------------
Net increase           8,551,746   $ 101,591,834    102,274,999   $1,290,802,949
-----------------     -----------    ------------    -----------   -------------

                                                 For the period
                                                December 1, 1994
                                            (commencement operations)
                                                 to September 30
                                       -----------------------------------
                                                      1995
--------------------------------------------------------------------------
Class M                                    Shares              Amount
--------------------------------------------------------------------------
Shares sold                               1,339,043         $15,723,397
Shares issued in connection with
reinvestment of distributions                24,234             286,016
--------------------------------------------------------------------------
                                          1,363,277          16,009,413
Shares repurchased                         (131,265)         (1,551,690)
--------------------------------------------------------------------------
Net increase                              1,232,012         $14,457,723
--------------------------------------------------------------------------

Federal tax information



For the year ended September 30, 1995, a portion of the fund's distribution represents a return of capital and is therefore not taxable to shareholders. This is the result of losses on foreign currency transactions incurred in the fiscal year ended September 30, 1994. Federal tax law allows certain losses sustained in a fund's fiscal year to be deferred into the following year. These losses must be reclassified as ordinary losses for tax purposes, reducing the amount of net investment income the fund has available for distribution.



The fund has designated 3.06% of distributions from net investment income as qualifying for the dividends received deduction for corporations.



The Form 1099 you receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995, including the amount of the distribution not subject to tax. You will need to adjust the cost basis of your shares by the amount that is not subject to tax when you eventually redeem or exchange them. This will increase any resulting capital gain or decrease any capital loss you incur at that time.

Fund information

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT
ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

Jennifer E. Leichter
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

Michael Martino
Vice President and Fund Manager

Neil J. Powers
Vice President and Fund Manager


Mark J. Siegel
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.


Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

Bulk Rate
U.S. Postage
PAID
Putnam
Investments
20981-075/387/80311/95

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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APPENDIX TO FORM N-30D FILINGS TO DESCRIBE DIFFERENCES BETWEEN PRINTED
AND EDGAR-FILED TEXTS:

(1)  Bold and italic typefaces are displayed in normal type.

(2)  Headers (e.g., the name of the fund) are omitted.

(3) Certain tabular and columnar headings and symbols are displayed differently in this filing.

(4)  Bullet points and similar graphic signals are omitted.

(5)  Page numbering is omitted.

(6) Trademark symbol replaced with (TM); Service Mark symbol is replaced with (SM)